UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 --------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 14, 1998

                            SUN QUEST HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          NEVADA                     33-55254-29               87-0438649
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(State or other Jurisdiction) (Commission File Number)  (IRS Employer I.D. NO.)


                            Nevada Corporate Services
                          1800 Sahara Desert, Suite 107
                             Las Vegas, Nevada 89104
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                          (Registered Agent's Address)

                            SUN QUEST HOLDINGS, INC.
                   Sun Quest Plaza, Suite 2000, 70025 Hwy 111
                             Rancho Mirage, CA 92270
                                 (760) 328-8325
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          (Address and Telephone number of Principal Executive Office)

                         Sterling Worldwide Corporation
                153 St Johns Road, Tunbridge Wells, Kent, TN4 9UP
                     TEL: 44-1892-541747 FAX: 44-1892-541756
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                        (Former Name and Former Address)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         In August 1998, the Company's Fort Thomas Hotel in St. Kitts sustained severe damage as a result of Hurricane George and ceased operations. The original acquisition agreement provided for the vendors of the Fort Thomas Development Company to make payment of the first mortgage obligation of approximately $1,000,000 and the second mortgage obligation of approximately $3,000,000 which the vendors failed to do. The Company therefore elected to rescind the entire transaction and delivered the shares of the Fort Thomas Development Company Ltd to the vendors' attorneys and made demand on the vendors to return to the Company the shares of common stock issued pursuant to the stock purchase agreement. As a consequence as of December 31, 1998, the Company wrote off its entire investment in the Fort Thomas Resort Hotel and abandoned plans to redevelop the adjoining property as a Resort condominium project.

         In October 1998, the Company issued 40,000,000 shares of common stock to Sun Development Company N.V., an Aruba Corporation ("Sun Aruba") and issued 25,000,000 shares to Sun Capital Co. N.V. a Netherlands Antilles Company ("Sun Capital"), a wholly-owned subsidiary of Sun Aruba, in exchange for the majority ownership interest in Tierra Del Sol Development and Management Company N.V. ("TDS") an Aruban corporation. TDS at the time was a property development Company that owned and operated the Tierra Del Sol Country Club and Resort, which was comprised of a championship 18-hole golf course and a 580 acre master planned residential community.

ITEM 3.  BANKRUPTCY OR RECEIVABLE

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         On January 2, 1998, the Company issued 800,000 shares of restricted common stock to Robert Hubbard pursuant to a Consulting Agreement. Fifty percent of the shares were delivered to Robert Hubbard immediately and the remaining fifty percent are held in escrow by Frohling, Hudak & McCarthy pending the completion of the consulting work to be performed. That assignment was never completed and the shares held in escrow were cancelled.

         On January 14, 1998, the Company delivered 50,000 shares of common stock to Attorney Alan Berkun pursuant to a Consulting Agreement and Stock Option Plan, which was filed with the Commission as part of a Form S-8 Registration Statement, dated October 29, 1997 (the "Registered Plan"). Alan Berkun defaulted on payment due to the Company for the option price of the shares delivered to him under the Option Plan. Litigation was filed by the Company against Mr. Berkun and Lexington Capital, a broker/dealer involved in the transaction seeking to recover the sum of $790,000.00 due on the option shares plus damages sustained by the Company. The Company has not prosecuted this case which was dismissed for lack of prosecution.

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         On January 14, 1998,  the Company issued 150,000 shares of common stock to Linda  Pellegrino,  Esq.,  an Attorney  with the Law Firm  Frohling,
         Hudak  and  McCarthy,   pursuant  to  a  Consulting  Agreement.   Linda
         Pellegrino and her law firm provided legal services to the Company during 1998.

         On January 14, 1998, the Company issued 60,000 shares of common stock to Vanguard Communications pursuant to a Consulting Agreement. In conjunction thereto, Vanguard has introduced the Company to several potential acquisition opportunities and has participated in negotiating various agreements and reviewed businesses located in Florida on the Company's behalf, in order to determine the economic viability of these potential acquisitions. As of the date hereof, none of these acquisitions have been consummated and all negotiations relating thereto have ceased.

         On January 18, 1998, Richard Gladstone, a consultant to the Company at the time, exercised an option on 50,000 shares of common stock pursuant to his 3-year existing Consulting Agreement and the Company's Registered Plan. Mr. Gladstone is a former officer and director of the company Sterling Worldwide Corporation, a predecessor of the Company.

         On February 2, 1998, the Company agreed to increase the number of shares due to Mountaineer Gas Transmission pursuant to an Agreement whereby the Company acquired certain Oil and Gas Wells from Mountaineer. The number of shares was increased by 638,000 shares. The original agreement provided for 1,800,000 shares and with the increased number of shares, the total number of shares issued to Mountaineer was 2,438,000 shares. This adjustment was made to compensate Mountaineer Gas Transmission for the decline in the value of the Company's common stock subsequent to the purchase of the wells, which was provided for by the acquisition agreement.

         On February 21, 1998, the Company issued 25,000,000 shares of Series B Preferred Stock to various parties pursuant to a Stock Purchase
         Agreement for the acquisition of Platinum Investments Limited ("Platinum"). Platinum is in the business of developing golf course resorts in Europe and the Caribbean. On February 27, 1998, the Company issued 4,900,000 shares of common stock to the vendors of the shares of Platinum as partial consideration for the acquisition of 80% of the issued and outstanding shares of Platinum Investments Limited. On March 11, 1998, the Company issued 4,000,000 shares of Series B Preferred Stock to the Directors of Platinum as required under the related Stock Purchase Agreement.

         On February 23, 1998, the Company authorized the issuance of 95,000 shares of restricted common stock to Brisa Mar Trading and Holding Co. as the consideration in exchange for a parcel of land identified as Parcel C9, in the residential subdivision Tierra Del Sol, Aruba.

         On February 27, 1998, the Company issued 15,000,000 shares of Series B Preferred Stock and 7,500,000 shares of restricted common stock to Arthur's Town Holding Company Limited as consideration on a purchase contract for a tract of land located on Cat Island, the Bahamas. The Company has been unable to obtain financing required to complete the purchase of the land resulting in the termination of the purchase contract. The Company has renegotiated the transaction and is seeking certain joint venture rights to develop the land for the construction of a 500-room ocean-front vacation ownership resort hotel, casino, two eighteen-hole golf courses and a residential land subdivision of approximately 2,000,000 lots. The Company is pursuing alternative sources of financing in order to consummate the proposed joint venture including the placement of a first mortgage-backed bond security debt offering.

         On March 3, 1998, the Company issued 3,544,000 shares of common stock to Orange Lake Ltd. to secure a purchase contract for a tract of land in Spain. This land is planned as a development site for a resort hotel

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         project,  to be known as Seria  Pelada  Hotel  and  Country  Club.  The
         Company has been unable to obtain the financing and the land has subsequently been sold to a third party. The Company is now negotiating with the new landowner to acquire the land or for a Joint Venture of a vacation ownership resort, hotel and golf course. The Company is exploring alternative methods of financing the project. There is no assurance that these negotiations will be successful.

         On March 11, 1998, the Company approved the issuance of 5,000,000 Shares of Series B Preferred Stock to First Premium Alliance Holding Ltd., to secure the deposit for a leasehold interest in the Buena Vista Lodge and Hotel in Guancaste, Costa Rica. To date no formal agreement has been entered into and the Company has terminated the transaction and demanded return of the shares. To date the shares have not been retained but have been cancelled on the books of the Company.

         On March 17, 1998, the Company issued 150,000 shares of common stock to Universal Holdings Limited for consulting services rendered to the Company in respect of the Fort Thomas Hotel.

         On March 17, 1998, the Company issued 150,000 shares of common stock to Attorney Brian Frank for legal services rendered relating to a proposed acquisition of a Hotel and Condominium project in South Africa.

         On April 4, 1998, the Company issued 3,500,000 shares of common stock to Rama Development Corp. ("Rama") for the acquisition of certain gold ore claims with a represented net value of thirty five million dollars. In exchange, Rama assigned certain claims to gold ore at the Conjego Mine, Claim #112, Legal Description NW4NE4, section 15, Township 20 South, 17 West NMPM. The Company has reported the value of its investment in these claims at par value for the shares issued.

         On April 4, 1998, the Company issued 150,000 shares of common stock to Valtec, Inc. as a consulting fee on the purchase of the Rama gold ore claims.

         On April 4, 1998, the Company issued 350,000 shares of common stock to Growth Fund Partnership Inc., a Florida corporation, as a finder's fee for the purchase of the gold ore claims from Rama.

         On April 7, 1998, the Company issued 160,000 shares of common stock to Alex Malvo in lieu of a cash refund from a deposit that was paid for the benefit of the Company, to the prior owners of the Fort Thomas Hotel & Resort in St. Kitts.

         On April 7, 1998, the Company issued 1,000,000 shares of common stock as a deposit to Thomas Conaero Guller, an attorney, who represents the Sellers of a tract of land known as the Valle Grand Property located in Spain. The Company has not obtained the required financing to complete the purchase of the land. The Company intends to pursue its plans to purchase the property and to develop a master planned golf community. The project's plans call for a vacation ownership resort, a luxury hotel, a thirty-six hole championship golf courses, an "European Golf Hall of Fame" and sports complex comprising Olympic swimming facilities and 16 championship tennis pavilions. The project has preliminary zoning concept approval for at least 7,000 residential and vacation home sites and condominiums to be developed in several phases over a ten-year period. The Company is pursuing financing arrangements such as a Euro bond offering with credit enhanced by an AA rated Insurance Company, and/or by possible European Economic Commission financing programs which might be available. There is no certainty that this transaction will ever be consummated, or if consummated, that the planned community will ever be built or be profitable.

         On May 12, 1998, the Company issued 1,000,000 shares of common stock to Hans Kooring, an investor in an affiliated Company. In exchange, the Company received the rights from a related party to the transfer of 70

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         acres of  developable  land in the Bahamas.  The rights to the land are subject to the completion of the final probate of the "Effie Knowles Estate" in the Bahamas Supreme Court, of which there is no assurance.

         On May 13, 1998, the Company delivered 200,000,000 shares of common stock to a London and Dubai financing company. These shares were to be held as collateral for a loan. The lender, Star Financial, failed to fund the loan. Mr Basha failed to return the shares as provided for in the Stock Bailment and Trust Agreement. Taking into consideration the two hundred for one reverse stock split, the number of shares held has been reduced to 1,000,000 one million shares. Since there has been a failure of consideration for the transaction, and the Company has not received any benefits for the shares, the Board of Directors approved a resolution revoking the issuance of these shares and placed a stop transfer order with the transfer agent, cancelling the shares.
         On May 13, 1998, the Company delivered 1,000,000 shares of common stock to Harjit Singh for consulting services provided to the Company relating to his efforts to obtain financing for the Cat Island Bahamas and Spanish Resort Development projects as well for providing consulting services and preparing loan application packages for financing the acquisition of two Leisure Companies known as Sailing Away and Onnassis SA.

         On May 26, 1998, the Company approved the issuance of 30,000,000 shares of common stock to Dr. Hans Peter Beck as security for a loan to be advanced. A financial guarantee was provided by Growth Fund Partnership Inc. in favour of Redwood Financial, a Swiss Finance Company. Redwood Financial failed to fund the loan. On March 11, 1999, the Growth Fund Guarantee was withdrawn and irrevocably cancelled. On March 12, 1999, the Company notified the Trustee in Switzerland and demanded the shares be returned from escrow to the Company's transfer agent. To date the shares have not been received and the Company has filed a complaint with the Swiss authorities.

         On June 1998, the Company returned to Treasury for cancellation 1,000,000 shares of Series B stock previously issued to Dick Segal and issued 1,000,000 shares of common stock in replacement as payment for services rendered relating to design and printing work of corporate logos, corporate brochures and presentation packages for the Company and its Platinum Investments Ltd. Projects.

         On July 15, 1998, the majority stockholder of the Company, pursuant to Action Taken in Lieu of a Shareholder Meeting of the Nevada Statues approved a 1 for 200 reverse-split of the Company's common stock and authorized an amendment to the Articles of Incorporation to readjust the Company's capital structure to provide for an authorized share capital of 500,000,000 shares of common stock of $0.001 par value; a Series A Preferred Stock, consisting of 10,000,000 shares with super-priority voting rights of 100,000 votes per share of common stock. The 490,000,000 shares of Series B Preferred Stock, remain unchanged.

         On July 31, 1998, the Company authorized the issuance of 200,000 common shares to Hynford Holdings Limited in exchange for $20,000 to be advanced by Hynford Holding Limited on the Company's behalf. Approximately $10,000 has been advance and a further $10,000 will be advanced to the Company for working capital purposes as required, but to date has not been advanced.

         In August, 1998, in a related party transaction, the Company approved the issuance to Growth Fund Partnership Inc. of 8,000,000 shares of Series B Preferred Stock in exchange for the acquisition of a Quit Claim Deed to 1717 acres of land known as part of the Occidental Forest, located in Swain County, North Carolina. The Company is a 50% partner in the ownership and development of that land. The purchase price for the entire project was $16,000,000 which was satisfied by the issuance of the aforementioned Series B Stock and an $8,000,000 Promissory Note issued by La Salle Group Ltd, the Company's majority stockholder. On November 11, 1998, the Company exchanged the Series B

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         Preferred Stock for 10,000,000  shares of common stock. The Company has been unable to verify the ownership rights of the land or obtain a title insurance policy insuring title to the land. In the event that the Growth Fund Partnership Inc. cannot substantiate this claim and deliver marketable title to the land, the Company intends to rescind the transaction and demand return of the shares by Growth Fund Partners Inc. To date no resolution to this dispute has been reached.

         On  October  26,  1998,  the  Company  assigned  its  rights to its 50%
         interest in 50 oil/gas wells in West Virginia to Growth Fund Partnership, Inc. in exchange for a purchase price of $8,000,000. The consideration was 200,000 shares of Growth Fund Partnership Inc. issued to the Company. In conjunction thereto, the Company issued a promissory note of $15,000,000 and issued to Croton Securities and Investments 4,000,000 Series B Preferred shares in full and final settlement of all Company obligations relating to the Joint Venture of the Mountaineer Gas Transmission venture in Parkersburg, West Virginia.

         On October 23, 1998, the Company authorized the issuance of 25,000,000 shares of common stock to Santorini Property and Management Trust, a South African company engaged in the development and financing of a land concession in Maputo, north-east of South Africa. In exchange for the shares issued, the Company acquired an option to a 51% interest of Santorini Financial Services Ltd. To date Santorini has been unable to procure the concessions or arrange financing as required and on November 7, 1999 the Company notified Santorini of it's intention to terminate the agreement and demanded return of the 25,000,000 shares of stock. To date, no further action has been taken on this matter.

         On October 23, 1998, the Company issued 50,000,000 shares of common stock to Asset Investment Management 1984 SA ("AIM"), a Swiss property management and investment Company located in Nyon, Switzerland. The Company is to receive 50% of the profits earned by AIM in its real estate development and related activities in Switzerland, in exchange for the issuance of these shares.

         In October, 1998, the Company issued 2,000,000 shares of common stock to Universal Holding Limited as compensation for a three year management and consulting agreement regarding further development of the Company's project in Aruba, the Tierra Del Sol master planned residential community.

         In October, 1998, the Company issued 600,000 shares of common stock, 200,000 shares each to Raymond Maduro, Valentine Holdings N.V., and Aota N.V. in conjunction with those parties selling all of their shares in Sun Development Company N.V. ("Sun") to Exchequer Investments Ltd. ("Exchequer"), a United Kingdom company, owned and controlled by Anne Greyling the Company's President. The acquisition of the Sun Development Company NV. by Exchequer, facilitated and enabled the Company to acquire, on terms deemed favorable by the Company's then Management, the Tierra del Sol Development and Management Company NV. ("TDS") in Aruba, from Sun in an exchange of stock (and non-cash transaction). The Company has recorded the issuance of the 600,000 shares as an expense for the TDS acquisition transaction.

         On November 4, 1998, the Company issued 500,000 shares of common stock to Ameril Corporation ("Ameril"), a Florida corporation for the acquisition of Jamaican Prepack pursuant to an agreement dated October 27, 1998. As of March 31, 1999, the Company agreed with Ameril to rescind this transaction. Additionally, the Company and Ameril agreed to work together to acquire American Foods International Corporation, with a purchase price to be calculated on an earn-out basis of 10 times pre-tax income as of the audited 12 months, January 1, 1999, through December 31, 1999. To date this transaction has not been consummated and there is no assurance that it ever will.

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         On November 10, 1998, the Company issued of 3,121,488  shares of common stock to Sun in exchange for 318 shares of TDS, which increased the Company's ownership by 6% in TDS.

         On November 11, 1998, the Company issued 20,000,000 shares of common stock to Enex. Co. LLP ("Enex") pursuant to a Stock Bailment and Trust Agreement, whereby Enex subscribed to purchase these shares for $12,000,000. The subscription payment for the shares is contingent upon the resale of the shares by Enex to one of Enex's clients, such as an institutional purchaser or on the funding of a bank loan to be obtained by Enex. To date this transaction has not been consummated and there is no assurance that it ever will.

         On November 25, 1998, the Company exchanged 8,000,000 shares of Series B Preferred Stock, previously issued to Growth Fund Partnership Inc., for 10,000,000 shares of restricted common stock.

         On December 4, 1998, the Company returned to treasury for cancellation 6,500,000 common shares, previously issued to Stamco 11.

         On December 12, 1998, the Company issued 500,000 shares of common stock to Sirio Brozzi pursuant to a written agreement, in exchange for 100 shares of TDS.

         On December 12, 1998, the Company returned to treasury for cancellation 160,000 shares of common stock previously issued to Alex Malvo.

         On December 7, 1998, the Company issued 7,038,388.15 shares of common stock to Sun Capital N.V. ("Sun Capital"), a wholly-owned subsidiary of Sun, in exchange for the assignment and transfer of Sun Capital's rights to Sun's loan in the aggregate amount of $7,038,388.15 (the "Sun Loan").

         On December 7, 1998, pursuant to a written agreement with RDM Holding N.V. ("RDM"), the Company assigned and transferred its rights to the Sun Loan to RDM in exchange for the payment of $2,041,119,66 in cash. The Company received payment from RDM on December 12, 1998.

         Between December 14, 1998 and December 31, 1998, in a related party transaction, the Company loaned and advanced to and on behalf of Sun the sum of $657,000 for working capital purposes. The loans are unsecured, repayable on demand and bear interest at the rate of 10% per annum. Sun is an affiliated Company that was acquired by Exchequer, a privately held United Kingdom company, controlled by Anne M.E. Greyling, the Company's former President and Chief Executive Officer and majority stockholder of the LaSalle Group, the Company's former majority stockholder The Company loaned and advanced to Exchequer the sum of $1,000,000 at 10% interest for a term of three years. The loan was secured by the pledge of 100% of the stock of Sun owned by Exchequer.

         None of the shares of common or preferred stock issued by the Company as represented in this Item 5 were issued pursuant to a valid registration statement but were issued in reliance on an exemption from registration under the Securities Act of 1933, as amended, and are therefore restricted securities.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUN QUEST HOLDINGS, INC.


Date:  January 12, 2000                      By:  /s/ DOW W. STEWART
                                                  ---------------------------
                                                      Dow W. Stewart
                                                      Chief Executive Officer

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